Principal Diversified Select Real Asset Fund
Supplement dated May 5, 2020
to the Statement of Additional Information dated June 25, 2019, as amended and restated February 10, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGERS
Delete references to Jake S. Anonson.